UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of principal executive offices)	(Zip Code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1	AEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On November 14, 2019, American Equity Investment Life Holding Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the sale by the Company to the Underwriters of 16,000,000 depositary shares, each representing a 1/1,000th interest of a share of the Company’s 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, par value $1.00 and $25,000 liquidation preference per share (equivalent to $25.00 per depositary share). The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary closing conditions and indemnification on certain matters in favor of the Underwriters.The offering was conducted pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-233544) and a prospectus supplement, dated November 15, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

An affiliate of J.P. Morgan Securities LLC, one of the underwriters, acts as administrative agent and a lender under the Company’s existing Credit Agreement, dated as of September 30, 2016 (the “Credit Agreement”), and affiliates of RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and Citigroup Global Markets Inc., also underwriters, also act as lenders under the Credit Agreement.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events.

In a press release issued on November 14, 2019, the Company announced that it priced a public offering of 16,000,000 depositary shares, each of which represents a 1/1,000th interest in a share of its 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, par value $1.00 and $25,000 liquidation preference per share (equivalent to $25.00 per depositary share). A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed with this Form 8-K.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 14, 2019, between the Company, as issuer, and Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
99.1	Press Release dated November 14, 2019.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Registrant)

Date: November 18, 2019	By:	/s/ Renee. D. Montz
Renee. D. Montz
Executive Vice President, General Counsel and Corporate Secretary